Exhibit 10.1
CLARIVATE PLC
INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT dated as of October 1, 2020 (this “Agreement”) is entered into by and among CLARIVATE PLC, a public limited company organized under the laws of the Island of Jersey (the “Company”), CAPRI ACQUISITIONS TOPCO LIMITED, a private company limited by shares incorporated under the laws of the Island of Jersey (“Seller Holdco”), REDTOP HOLDINGS LIMITED, a private company limited by shares incorporated under the laws of the Island of Jersey (“Seller”), each INVESTOR party hereto, each CHURCHILL FOUNDER party hereto, and, solely for the purposes of Section 4.01 and Section 4.05, each SPONSOR party hereto.
WHEREAS, Seller, an indirect holding company for the investment by the Kevlar Investors in the Acquired Company Business (as defined in the Purchase Agreement hereinafter referred to), Camelot UK Bidco Limited (the “UK Buyer”), Clarivate IP (US) Holdings Corporation (“US Buyer,” and together with the UK Buyer, the “Buyers”), and the Company have entered into a Purchase Agreement dated as of July 29, 2020 (“Purchase Agreement”), pursuant to, and subject to the terms and conditions of which, Seller is selling, and the Buyers are purchasing, all of the outstanding Acquired Company Securities (as defined in the Purchase Agreement), and the Company is issuing the Estimated Closing Equity Consideration (as defined in the Purchase Agreement), as adjusted pursuant to the terms and conditions of the Purchase Agreement;
WHEREAS, the Company, Camelot Holdings (Jersey) Limited (“Camelot”), the Onex Investors, the Baring Investor and certain other parties are party to an Amended and Restated Shareholders Agreement dated as of January 14, 2019, as amended, which agreement is terminating on the date hereof concurrently with the consummation of the Closing and the entry into this Agreement pursuant to the terms and conditions of a Termination Agreement of even date with the Purchase Agreement by and among the Company, Camelot, the Onex Investors, the Baring Investor and certain other parties (the “Termination Agreement”);
WHEREAS, Seller will Transfer (including by way of merger or consolidation) to Seller Holdco all of the Ordinary Shares acquired (including Ordinary Shares that may be acquired following the date hereof as part of the Holdback Equity Consideration (as defined in the Purchase Agreement)) from the Company pursuant to the Purchase Agreement; and
WHEREAS, Seller, Seller Holdco, the Investors, the Churchill Founders and the Company desire to enter into this Agreement in order to set forth their respective rights and responsibilities, and to establish various arrangements and restrictions with respect to Seller’s, Seller Holdco’s, the Investors’ and Churchill Founders’ ownership of the Company Securities, the governance of the Company and other related matters.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS

Section 1.01. Definitions. (a) As used herein, the following terms have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided that (i) no securityholder of the

Company shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Company, (ii) no LGP Investor Party shall be an Affiliate of any other Kevlar Investor Party for any purpose under this Agreement, (iii) the Company, its Subsidiaries and any of the Company’s other controlled Affiliates shall not be deemed an Affiliate of any Investor Party and (iv) no Sponsor Group will be deemed an Affiliate of any other Sponsor Group. For the purpose of this definition and the definition of “Transfer”, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Articles” shall mean the articles of association of the Company as in effect on the date hereof and as hereafter from time to time amended pursuant to applicable law.
“Baring Investor” means Elgin Investment Holdings Limited.
“Baring Investor Parties” means the Baring Investor and any Permitted Transferee of the Baring Investor to whom Company Securities are Transferred pursuant to Section 3.01.
“Board” means the board of directors of the Company.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.
“Castik Investor” means Selige Co-Investor Pooling Limited.
“Castik Investor Parties” means each Castik Investor and any Permitted Transferee of a Castik Investor to whom Company Securities are Transferred pursuant to Section 3.01.
“Castik Group” means the Castik Investor Parties and the Castik Sponsor, together with all investment funds or vehicles controlled, managed or advised by the Castik Sponsor.
“Churchill Founders” means Churchill Sponsor LLC, Garden State Capital Partners LLC, M. Klein Associates, Inc., JMJS Group – II, LP, Jerre L. Stead, Michael S. Klein and Sheryl von Blucher.
“Churchill Parties” means the Churchill Founders and any Permitted Transferee of a Churchill Founder to whom Company Securities are Transferred pursuant to Section 3.01.
“Churchill Securities” means any Company Securities held by a Churchill Party, excluding (i) any “Sweetener Shares” or “Merger Shares,” as such terms are defined in the Sponsor Agreement dated as of January 14, 2019, by and among Churchill Capital Corp, a Delaware corporation, the Company, Camelot, and the other parties thereto, as amended, which agreement is terminating on the date hereof concurrently with the consummation of the Closing and the entry into this Agreement pursuant to the terms and conditions of the Termination Agreement and (ii) with respect to Sheryl von Blucher, 258,279 Ordinary Shares and 274,000 Ordinary Shares issuable on exercise of outstanding warrants.
“Closing” is defined in the Purchase Agreement.
“Company Securities” means (i) the Ordinary Shares, (ii) securities convertible into or exchangeable for Ordinary Shares, (iii) any other equity or equity-linked security issued by the Company and (iv) options, warrants or other rights to acquire Ordinary Shares or any other equity or equity-linked security issued by the Company. For the avoidance of doubt, securities received by any of the Partners

Group Investors directly or indirectly from their investments in Elgin Co-Investment, L.P. 2 shall not be considered Company Securities.
“Confidential Information” means, with respect to each Receiving Party, any information to the extent concerning the Company or any Persons that are or become its Subsidiaries or the financial condition, business, operations or prospects of the Company or any such Persons furnished to any Receiving Party (including, in the case of the LGP Investor Parties, by virtue of their present or former right to designate an LGP Investor Designee) by or on behalf of the Company after the date hereof; provided that the term “Confidential Information” does not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by such Receiving Party or its Representatives in violation of this Agreement, (ii) was available to such Receiving Party or its Representatives on a non-confidential basis prior to its disclosure to such Receiving Party or its Representatives by the Company or any of its Representatives, (iii) becomes available to such Receiving Party or its Representatives on a non-confidential basis from a source other than the Company or any of its Representatives after the disclosure of such information to such Receiving Party or its Representatives by the Company, which source is not known by such Receiving Party or its Representatives to be bound by a confidentiality agreement with (or other confidentiality obligation to) the Company in respect to such information or (iv) is independently developed by such Receiving Party or its Representatives without violating Section 4.03.
“Employee” means an individual who is or was employed by, or is or was a director (other than a director employed by any of the Kevlar Investor Parties) of, the Acquired Company Business from time to time, or an individual whose services are otherwise made, or have been made, available to any part of the Acquired Company Business from time to time, whether under a consultancy agreement or contract for services or otherwise.
“Employee Benefit Trust” means a trust established for the purpose of enabling or facilitating transactions in shares between, and/or the acquisition of beneficial ownership of shares by, any Employee, or the spouses, civil partners, widows, widowers, surviving civil partners or children or stepchildren under the age of 18 of any Employee.
“Exchange Act” means the Securities Exchange Act of 1934.
“Fully Diluted Basis” means, with respect to any holder of Company Securities, on a basis in which all Ordinary Shares issuable upon conversion, exercise or exchange of Company Securities held by such holder are assumed to be outstanding; provided that, if any stock appreciation rights, options, warrants or other rights to purchase or subscribe for such Company Securities are subject to vesting, the Company Securities subject to vesting shall be included in the definition of “Fully Diluted Basis” whether or not then vested.
“Governmental Authority” means any transnational, or domestic or foreign, federal, state or local governmental authority, department, court, agency or official, including any political subdivision thereof.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Investors” means the Kevlar Investors, the Onex Investors and the Baring Investor.
“Investor Parties” means the Kevlar Investor Parties, the Onex Investor Parties and the Baring Investor Parties.

“Kevlar Investors” means the LGP Investors, the Castik Investor, the Partners Group Investors, and the NGB Investor.
“Kevlar Investor Parties” means the LGP Investor Parties, the Castik Investor Parties, the Partners Group Investor Parties, and the NGB Investor Parties.
“LGP Investor” means, collectively, GEI VII Capri Holdings, LLC, Green Equity Investors VII, L.P., Green Equity Investors Side VII, L.P., LGP Associates VII-A LLC, LGP Associates VII-B LLC, Capri Coinvest LP and, after such time that the Kevlar Investors (other than the LGP Investors) are not equityholders in Seller Holdco, Seller Holdco.
“LGP Group” means the LGP Investor Parties and the LGP Sponsor, together with all investment funds or vehicles controlled, managed or advised by the LGP Sponsor.
“LGP Investor Parties” means each LGP Investor and any Permitted Transferee of an LGP Investor to whom Company Securities are Transferred pursuant to Section 3.01.
“NGB Investor Parties” means each NGB Investor and any Permitted Transferee of an NGB Investor to whom Company Securities are Transferred pursuant to Section 3.01.
“NGB Investor” means NGB Corporation.
“Nominee Vehicle” means any company, partnership or any other entity which holds any Company Securities for and on behalf of any Employees (with the beneficial interest in such securities being retained by the relevant Employee) and which shall, for the avoidance of doubt, include George CPA Management Nominee Limited, Savanna SCSp, Gazelle Manco SCSp, Elephant Manco SCSp and Lion 1 SCSp.
“Onex Investors” means, collectively, New PCO II Investments Ltd, Onex Partners Holdings LLC, Onex Partners IV LP, Onex Partners IV PV LP, Onex Partners IV Select LP, Onex Partners IV GP LP, Onex US Principals LP and Onex Camelot Co-Invest LP.
“Onex Investor Parties” means each Onex Investor and any Permitted Transferee of an Onex Investor to whom Company Securities are Transferred pursuant to Section 3.01.
“Ordinary Shares” means the ordinary shares of no par value in the capital of the Company and any securities into which such shares may hereafter be converted or changed.
“Partners Group Investors” means, collectively, Partners Group Access 946 L.P., Partners Group Summit VCPV, L.P. Inc., Partners Group - FPP Op. Co., L.P. and Partners Group Private Equity (Master Fund), LLC.
“Partners Group Investor Parties” means each Partners Group Investor and any Permitted Transferee of a Partners Group Investor to whom Company Securities are Transferred pursuant to Section 3.01.
“Percentage Interest” means, with respect to an Investor Party at any time, a fraction, the numerator of which is the aggregate number of Ordinary Shares owned by such Investor Party determined on a Fully Diluted Basis with respect to such Investor Party at such time, and the denominator of which is the aggregate number of all outstanding Ordinary Shares determined on a Fully Diluted Basis with respect to all holders of Ordinary Shares at such time; provided, that for purposes of calculating “Percentage

Interest”, an Investor Party holding Ordinary Shares indirectly through another Person will be deemed to own only such number of Ordinary Shares for which such Investor Party, directly or indirectly, owns the economic consequence of ownership of such Ordinary Shares, including indirectly through such Investor Party’s ownership of Seller Holdco, a Seller Distributee or any direct or indirect holding company formed in connection with the investment by the Kevlar Investors in the Acquired Company Business.
“Permitted Management Transferee” means an Employee (or a trust or other entity for the benefit of such Employee or such Employee’s immediate family), a Nominee Vehicle or an Employee Benefit Trust (or the trustees thereof), (x) that is entitled to receive an allotment of or otherwise be transferred or distributed any Ordinary Shares acquired by Seller pursuant to the Purchase Agreement and (y) that, as of the date of the Purchase Agreement and as of the date he, she or it receives such allotment, transfer or distribution, is either, or both, an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or not a “U.S. person” and not acting for the account or benefit of such a “U.S. person” within the meaning of Rule 902(k) under the Securities Act.
“Permitted Transferee” means, with respect to any (x) Transferring party, any Affiliate of such party for so long as such Person remains an Affiliate of such party or (y) (i) Castik Investor Party, such Castik Investor Party’s limited partners or co-investors to the extent any Transfer to such Person is required in accordance with the terms of the limited partnership agreement or other applicable organizational documents of such Castik Investor Party (as such agreement or other documents are in effect as of the date of the Purchase Agreement) or (ii) Partners Group Investor Party, such Partners Group Investor Party’s limited partners or co-investors to the extent any Transfer to such Person is required in accordance with the terms of the limited partnership agreement or other applicable organizational documents of such Partners Group Investor Party (as such agreement or other documents are in effect as of the date of the Purchase Agreement); provided, however, that in no event shall any “portfolio company” (as such term is customarily used in the private equity industry) in which an Investor or any of its Affiliates has an investment, or any entity that is controlled by such a “portfolio company,” constitute a Permitted Transferee.
“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.
“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement dated as of the date hereof by and among the Company, the Investors and the Churchill Founders.
“Representative” means, with respect to any Person, such Person’s Affiliates and its and their respective (a) directors, officers, employees, shareholders, members, general or limited partners, agents, counsel, investment advisers or other representatives and (b) prospective limited partners, members, co-investors or equityholders who are subject to customary confidentiality obligations in respect of any Confidential Information furnished to such Person.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Seller Distributee” means a corporation, limited liability company or other legal entity (other than an Employee Benefit Trust or Nominee Vehicle) that (x) as of the date of the Purchase Agreement had a direct or indirect ownership interest in Seller Holdco, and that receives from Seller Holdco or another Seller Distributee as a distribution exactly that number of Ordinary Shares (rounded to avoid fractions of shares) corresponding to its indirect ownership interest in the Ordinary Shares acquired by Seller pursuant to the Purchase Agreement and (y) as of the date of the Purchase Agreement and as of the date of such distribution, is either, or both, an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or not a “U.S. person” within the meaning of Rule 902(k) under the Securities Act.
“Sponsor” means each of (a) Leonard Green & Partners, L.P. (the “LGP Sponsor”) and (b) Castik Capital S.a.r.l. (the “Castik Sponsor”).
“Sponsor Group” means each of (a) the LGP Sponsor and its Affiliates, (b) the Castik Sponsor and its Affiliates and (c) Partners Group AG.
“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person.
“Transfer” means, with respect to any Company Securities, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, lend, encumber, hypothecate or otherwise transfer such Company Securities or any economic participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation or other transfer of such Company Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing (including in the case of each of (i) and (ii), for the avoidance of doubt, by any sale, assignment, disposition, exchange, pledge, lending, encumbrance or hypothecation of any direct or indirect interest in the Seller, any Seller Distributee or any other Person or any hedging, derivative or other similar transaction); provided that, in the case of the Onex Investor Parties, no direct or indirect transfer or issuance of equity interests in any Onex Investor Party or its affiliated parent entities up to Onex Corporation, an Ontario, Canada corporation (“Onex Corporation”), or any transfer of shares of capital stock in Onex Corporation, shall constitute a Transfer so long as Onex Corporation continues to directly or indirectly control such Onex Investor Party or such affiliated parent entities.
“Underwritten Offering” is defined in the Registration Rights Agreement.
    (b)     Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Acquired Company Business	Recitals
Agreement	Preamble
Buyers	Recitals
Camelot	Recitals
Company	Preamble
Group	4.01(a)
Investor	Preamble
LGP Investor Designee	2.01(a)
Onex Corporation	1.01(a)
Prior O/B Shares	3.01(b)
Purchase Agreement	Recitals
Receiving Party	4.03(a)
Seller	Preamble
Termination Agreement	Recitals
UK Buyer	Recitals
US Buyer	Recitals

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.
ARTICLE 2
BOARD REPRESENTATION

Section 2.01. Appointment and Nomination Rights. (a) Subject to the terms and conditions of this Agreement, the Company and the LGP Investors agree that (i) for so long as the Percentage Interest of the LGP Investor Parties, in the aggregate, is at least 10%, the LGP Investor Parties shall, collectively, have the right, but not the obligation, to designate for nomination two nominees to serve as directors on the Board, and (ii) for so long as the Percentage Interest of the LGP Investor Parties, in the aggregate, is less than 10% but at least 5%, the LGP Investor Parties shall, collectively, have the right, but not the obligation, to designate for nomination one nominee to serve as a director on the Board, in each case, subject to such nominee’s (x) satisfaction of (I) the requirements necessary for such nominee to be “independent” in accordance with the rules and regulations governing companies listed on the New York

Stock Exchange and (II) such other criteria and qualifications for service as a director applicable to all directors of the Company, and (y) delivery of a written undertaking specified in Section 2.01(d) (each such nominee, an “LGP Investor Designee”). From and after the date hereof, the Company shall take all reasonably necessary actions to cause the LGP Investor Designees to be appointed to the Board in accordance with the Articles and this Agreement, including ensuring that there are sufficient vacancies on the Board to permit such appointment. Thereafter, in the event any LGP Investor Designee is nominated pursuant to the first sentence of this Section 2.01(a), the Company shall (x) include such LGP Investor Designee in its slate of nominees for election to the Board at each annual or special meeting of shareholders of the Company at which directors are to be elected and at which any seat held by such LGP Investor Designee is subject to election and (y) recommend that the Company’s shareholders vote in favor of the election of such LGP Investor Designee. Notwithstanding the foregoing, (x) at such time as the Percentage Interest of the LGP Investor Parties, in the aggregate, is less than 10%, but at least 5%, the rights of the LGP Investor Parties under Section 2.01(a)(i) shall terminate and one LGP Investor Designee shall promptly resign, and (y) at such time as the Percentage Interest of the LGP Investor Parties, in the aggregate, is less than 5%, the rights of the LGP Investor Parties under Section 2.01(a) shall terminate and any remaining LGP Investor Designee shall promptly resign, and in each case, the LGP Investor Parties shall take all actions necessary to cause such LGP Investor Designees to resign and to give effect to such resignations.
(b) If any LGP Investor Designee ceases to serve on the Board for any reason during his or her term, subject to the continuing satisfaction of the applicable threshold set forth in the first sentence of Section 2.01(a), the vacancy created thereby shall be filled, and the Company shall cause the Board to fill such vacancy, with a new LGP Investor Designee eligible to serve on the Board in accordance with Section 2.01(a).
(c) Each LGP Investor Designee shall be entitled to (i) the same travel and expense reimbursement paid to the non-executive directors of the Company for his or her service as a director, including any service on any committee of the Board; provided, that no LGP Investor Designee shall receive any retainer, equity compensation or other fees or compensation, and (ii) the same indemnification rights as other non-executive directors of the Company, and the Company shall maintain in full force and effect directors’ and officers’ liability insurance in reasonable amounts from established and reputable insurers to the same extent it now indemnifies and provides insurance for the non-executive directors of the Board. In all directors’ and officers’ insurance policies, each LGP Investor Designee shall be covered as an insured in such a manner as to provide each LGP Investor Designee with rights and benefits under such insurance policies no less favorable than those provided to the other non-executive directors of the Board. Any directors’ and officers’ liability insurance shall be primary to any insurance coverage for any of the LGP Investor Designees maintained by the LGP Sponsor or any of its Affiliates.
(d) Each LGP Investor Designee shall undertake in writing to the Company (x) to promptly resign from the Board at the written request of any LGP Investor Party and (y) to be bound by the same code of conduct applicable to other non-executive directors of the Company and be bound by the same confidentiality restrictions as the other non-executive directors of the Company, provided that such LGP Investor Designee shall be entitled to provide to the LGP Investor Parties any and all information received by such LGP Investor Designee in its capacity as a director, subject to compliance by the LGP Investor Parties with Section 4.03, other than any legal advice provided to the Company by in-house or outside legal counsel, which may only be provided to the LGP Investor Parties with the prior written consent of the Company.

(e) If requested by an LGP Investor Designee, the Company shall take all necessary steps within its control to cause one LGP Investor Designee (who satisfies the requirements necessary for such Person to be “independent” for compensation committee purposes in accordance with the rules and regulations governing companies listed on the New York Stock Exchange) to be appointed as a member of the compensation committee of the Board unless such designation would violate any legal restriction on such committee’s composition or the rules and regulations of the New York Stock Exchange. In addition, if requested by an LGP Investor Designee, the Company shall take all necessary steps within its control to cause one LGP Investor Designee (who satisfies the requirements necessary for such Person to be “independent” in accordance with the rules and regulations governing companies listed on the New York Stock Exchange) to be appointed as a member of any newly established committee of the Board unless such designation would violate any legal restriction on such newly established committee’s composition or the rules and regulations of the New York Stock Exchange.
ARTICLE 3
RESTRICTIONS ON TRANSFERS OF COMPANY SECURITIES

Section 3.01. General Restrictions on Transfer. (a) Seller agrees with the Company that it will not Transfer any Company Securities except to Seller Holdco. Subject to paragraphs (b), (c), (d), (e) and (f), all Company Securities held by any Investor Party, Seller Holdco or any Seller Distributee shall be freely Transferable. Each Investor Party, Seller Holdco, each Seller Distributee and each Churchill Party nevertheless agrees with the Company that it will not Transfer any Company Securities (or solicit any offers in respect of any Transfer of any Company Securities), except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of this Agreement. For the avoidance of doubt, to the extent that an entity is both an Investor Party and a Seller Distributee, such entity is bound by the restrictions applicable to both Investor Parties and Seller Distributees.

(b) Each Investor Party agrees with the Company that it shall not Transfer any Company Securities, directly or indirectly, prior to October 1, 2021; provided that such prohibition shall not apply to Transfers (i) by the Onex Investor Parties and Baring Investor Parties in one or more Underwritten Offerings that price on or after the Closing and before September 1, 2021 that (A) are approved in writing by Jerre L. Stead, such approval not to be unreasonably withheld, conditioned or delayed (as determined (with the prior consultation of a representative of the LGP Investors) after taking into account the best interests of the Company and all of its stockholders) or (B) if Jerre L. Stead is not actively serving as the Chief Executive Officer or Executive Chairman of the Company, are not vetoed by the then Chief Executive Officer of the Company, it being understood and agreed that such veto (x) is only exercisable within 24 hours of written notice by the Onex Investor Parties or Baring Investor Parties of their intent to conduct an Underwritten Offering and (y) shall only be exercised to the extent it is reasonable to do so (as determined (with the prior consultation of a representative of the LGP Investors) after taking into account the best interests of the Company and all of its stockholders), in an aggregate amount, together with any Ordinary Shares sold in any Underwritten Offering by the Onex Investor Parties or Baring Investor Parties after July 1, 2020 and before Closing, not to exceed 49,596,018 Ordinary Shares; provided that such number of Ordinary Shares may be increased with the prior written consent of the LGP Investors in their sole and absolute discretion (the actual number of Ordinary Shares sold in all Underwritten Offerings by the Onex Investor Parties or Baring Investor Parties that price after July 1, 2020 and before September 1, 2021, the “Prior O/B Shares”); (ii) to a Permitted Transferee subject to the same restrictions and obligations as the Transferring Investor Party; (iii) pursuant to a third party tender offer or exchange offer, as to which the Board (A) recommends acceptance pursuant to Rule 14e-2(a)(1) under the Exchange Act or (B) expresses no opinion or is unable to take a position pursuant to Rule 14e-2(a)(2) or (3) under the

Exchange Act; (iv) pursuant to any merger or other similar business combination transaction effected by the Company which is recommended, approved or not opposed by the Board; (v) by Investor Parties (other than the Onex Investor Parties and Baring Investor Parties) approved in writing by the Company (and, in the case of any Transfer by a Kevlar Investor Party prior to October 1, 2021, approved in writing by each of the Onex Investor Parties and the Baring Investor Parties that owns any Company Securities), each in its sole and absolute discretion; or (vi) without limiting the foregoing clause (i), by any Onex Investor Party or Baring Investor Party approved in writing by the Company and each of the Kevlar Investor Parties that owns any Company Securities (and, in the case of any Transfer by an Onex Investor Party, approved in writing by each of the Baring Investor Parties that owns any Company Securities or, in the case of any Transfer by a Baring Investor Party, approved in writing by each of the Onex Investor Parties that owns any Company Securities), each in its sole and absolute discretion.
(c) No Investor Party shall knowingly Transfer any Company Securities, directly or indirectly, to any “person” or “group” (in each case within the meaning of Section 13(d) of the Exchange Act), in a single transaction or series of transactions, if such “person” or “group” is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, but excluding the words “within sixty days” appearing in Rule 13d-3(d)(1)(i)) or, after giving effect to any such Transfer, would be such beneficial owner of more than 5% of the outstanding Ordinary Shares of the Company; provided that such prohibition shall not apply to Transfers (i) to an individual or entity that has filed, or is eligible to file and does in fact file, a report on Schedule 13G pursuant to Rule 13d-1(b) or Rule 13d-1(c) under the Exchange Act with respect to its ownership of Company Securities; (ii) to a Permitted Transferee subject to the same restrictions and obligations as the Transferring Investor Party; (iii) pursuant to a third party tender offer or exchange offer, as to which the Board (A) recommends acceptance pursuant to Rule 14e-2(a)(1) under the Exchange Act or (B) expresses no opinion or is unable to take a position pursuant to Rule 14e-2(a)(2) or (3) under the Exchange Act; (iv) pursuant to any merger or other similar business combination transaction effected by the Company which is recommended, approved or not opposed by the Board; (v) pursuant to an Underwritten Offering or any other offering pursuant to an effective registration statement of the Company; or (vi) approved in writing by the Company in its sole and absolute discretion.
(d) Seller Holdco and each Seller Distributee agrees with the Company that it shall not Transfer any Company Securities, directly or indirectly, prior to October 1, 2021; provided that such prohibition shall not apply to Transfers (i) by Seller Holdco to Permitted Management Transferees in accordance with paragraph (f) below; (ii) by an Investor Party in compliance with paragraphs (b) and (c) above; (iii) to a Permitted Transferee subject to the same restrictions and obligations as the Transferring Seller Holdco or Seller Distributee; (iv) consisting of distributions of Ordinary Shares by Seller Holdco to a receiving Seller Distributee, or by a Transferring Seller Distributee to a receiving Seller Distributee, in each case solely in accordance with the relative indirect ownership interest of the receiving Seller Distributee in the Ordinary Shares acquired (including Ordinary Shares that may be acquired following the date hereof as part of the Holdback Equity Consideration) by the Seller pursuant to the Purchase Agreement (rounded to avoid fractions of shares), as to which the receiving Seller Distributee and the Company will both (A) make or cause to be made all filings required of each of them under the HSR Act as promptly as possible, (B) cooperate with each other in connection with any such filing and in connection with resolving any investigation or other inquiry of any Governmental Authority under the HSR Act with respect to any such filing or any such Transfer, including in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of either party relating to proceedings under the HSR Act with respect to the Transfers contemplated hereby, and (C) use commercially reasonable efforts to consummate the Transfers contemplated by this Agreement, it being understood that the Seller Holdco will be responsible for all filing fees and related expenses in connection with obtaining Governmental Authority approval under the HSR Act; (v) pursuant to a third party tender offer or exchange offer, as to which the Board (A) recommends acceptance pursuant to Rule 14e-2(a)(1) under the Exchange Act or (B) expresses no opinion or is unable to take a position pursuant to Rule 14e-2(a)(2) or (3) under the Exchange Act; (vi) pursuant to any merger or other similar business combination transaction effected by the Company which is recommended, approved or not opposed by the Board; or (vii) approved in writing by the Company (in its sole and absolute discretion) and, in the case of any Transfer by the Seller or any Seller Distributee prior to October 1, 2021, approved in writing by each of the Onex Investor Parties and the Baring Investor Parties that owns any Company Securities (in each’s sole and absolute discretion). From and after October 1, 2021 and until the LGP Investors, together with its Permitted Transferees, affiliates and co-investors, beneficially own less than the Threshold Percentage (as such term is defined in the Registration Rights Agreement and as determined as of immediately prior to any such distribution), each LGP Investor that is a limited partnership or limited liability company agrees not to distribute its Company Securities to its partners or members (other than to its general partner or managing member, as applicable) without the prior written consent of the Company.
(e) Each Permitted Transferee and each Seller Distributee that receives a Transfer of Company Securities shall be required, at the time of and as a condition to such Transfer, to become party to this Agreement by executing and delivering to the Company a joinder to this Agreement substantially in the form of Exhibit A hereto, whereupon any such Transferee shall be an “Investor Party” of the applicable Investor if it received Company Securities from an Investor Party, and a “Seller Distributee,” if it received Company Securities from Seller Holdco or a Seller Distributee, for all purposes of this Agreement, and shall be bound by the applicable provisions hereof. Each Permitted Transferee (including any Seller Distributee that is a Permitted Transferee) hereby agrees to Transfer back to the Investor Party (or the Seller or Seller Distributee, as applicable) all Company Securities previously Transferred to such Permitted Transferee, at or before such time as such Permitted Transferee ceases to be a Permitted Transferee hereunder.
(f) Seller Holdco may not Transfer any Company Securities to any Permitted Management Transferee unless (x) such Transfer is made in accordance with a valid exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and, as applicable, the securities or “Blue Sky” laws of the jurisdiction of residence of such Permitted Management Transferee (as to which the Company provides no assurance); and (y) such Permitted Management Transferee has executed and delivered to the Company (i) except as provided in clause (ii), a Permitted Management Transfer Agreement substantially in the form of Exhibit B hereto, including (if applicable) an Accredited Investor Status Verification Letter in the form attached as Annex I thereto duly executed by such Permitted Management Transferee’s registered broker-dealer or investment adviser, lawyer or certified public accountant; provided that the Company shall waive the delivery of an Accredited Investor Status Verification Letter for any Permitted Management Transferee if the Seller provides documentary evidence to the Company satisfactory to the Company to allow the Company to make a reasonable determination as to such Permitted Management Transferee’s status as an “accredited investor” within the meaning of Rule 501(a) under the Securities Act and (ii) if such Permitted Management Transferee is a Nominee Vehicle or an Employee Benefit Trust (or the trustees thereof), an Institutional Permitted Management Transfer Agreement substantially in the form of Exhibit C hereto.
(g) Any purported Transfer, other than in accordance with this Agreement, shall be null and void, and the Company shall refuse to recognize any such Transfer for any purpose.
Section 3.02. Churchill Lock-Up. No Churchill Party shall Transfer any Churchill Securities, directly or indirectly, prior to May 13, 2022, except as approved in writing by the Company (acting by resolution of the Board) in its sole and absolute discretion; provided, that at any time and from time to time subsequent to May 13, 2021, the foregoing restriction shall terminate with respect to a percentage of each Churchill Party’s original allotment of Churchill Securities not to exceed one-half of the percentage derived by dividing (x) the total number of Ordinary Shares sold by the Onex Investor Parties and Baring Investor Parties from May 13, 2019 to such time by (y) 216,043,459 Ordinary Shares (representing the number of Ordinary Shares held by the Onex Investor Parties and Baring Investor Parties as of May 13, 2019).
Section 3.03. Restrictive Legend. In addition to any other legend the Company may deem advisable under Jersey law or the Securities Act, all certificates representing Company Securities held by the Investor Parties, Churchill Parties, Seller Holdco and Seller Distributees shall bear the following legend upon initial issuance and until such time that it is no longer required under the Securities Act or other applicable securities laws:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN INVESTOR RIGHTS AGREEMENT BETWEEN CLARIVATE PLC AND THE INITIAL HOLDER HEREOF. A COPY OF SUCH AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST.
ARTICLE 4
CERTAIN COVENANTS AND AGREEMENTS

Section 4.01. Standstill. (a) Each of the LGP Group, the Castik Group, the Partners Group Investor Parties and the NGB Investor Parties (each of the LGP Group, the Castik Group, the Partners Group Investor Parties and the NGB Investor Parties, a “Group”; provided that for the avoidance of doubt, none of the Onex Investor Parties, Baring Investor Parties or Churchill Parties shall be a member of any Group) agrees with the Company that, from the date hereof until the time set forth in paragraph (c), it shall not, and shall cause its controlled Affiliates (for the avoidance of doubt, controlled Affiliates shall not be deemed to include any Group’s co-investors over which it does not exercise control) and any investment funds or vehicles controlled, managed or advised by its respective Sponsor not to, directly or indirectly, without the prior written consent of the Company, (i) acquire, agree to acquire, propose, seek or offer to acquire, or facilitate the acquisition or ownership of, any Company Securities or assets of the Company or any of its Subsidiaries, (ii) make any public announcement with respect to, or offer, seek, propose, indicate an interest in (in each case, with or without conditions) or enter into, any merger, consolidation, business combination, tender or exchange offer, recapitalization, reorganization or purchase of a material portion of the assets, properties or securities of the Company or any of its Subsidiaries, or any other extraordinary transaction involving the Company or any of its Subsidiaries or any of their respective securities, or enter into any discussions, negotiations, arrangements, understandings or agreements (whether written or oral) with any other Person regarding any of the foregoing, (iii) make, or in any way participate or engage in, any solicitation of proxies (whether or not relating to the election or removal of directors) to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of the Company, (iv) deposit any Company Securities in any voting trust or similar arrangement or subject any Company Securities to any agreement, arrangement or understanding with respect to the voting of any Company Security, including the grant of any proxy with respect to the voting of any

Company Security, (v) demand a copy of the stock ledger list of shareholders or any other books and records of the Company, (vi) otherwise act, alone or in concert with others, to seek to control or influence, in any manner, the management, Board or policies of the Company or any of its Subsidiaries, (vii) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company (other than pursuant to this Agreement and the transactions contemplated hereby), (viii) disclose any intention, plan or arrangement prohibited by, or inconsistent with, the foregoing; (ix) take any action that would, in effect, require the Company to make a public announcement regarding the possibility of a transaction or any of the events described in this Section 4.01(a), (x) advise, assist or encourage or enter into any discussions, negotiations, agreements or arrangements with any other Persons in connection with the foregoing, (xi) request the Company or any of its Representatives, directly or indirectly, to amend or waive any provision of this Section 4.01(a), (xii) contest the validity of this Section 4.01(a) or make, initiate, take or participate in any action or proceeding (legal or otherwise) or proposal to amend, waive or termination any provision of this Section 4.01(a), (xiii) enter into any agreement, arrangement or understanding with respect to any of the foregoing or (xiv) knowingly encourage or knowingly facilitate others to do any of the foregoing.
(b) Subject to Section 4.02, notwithstanding anything to the contrary in this Agreement, (i) the prohibitions in this Section 4.01 shall not affect any Group’s ability to hold or vote the Company Securities held by such Group or any Group’s rights under this Agreement, (ii) the prohibitions in this Section 4.01 shall not affect the ability of any LGP Investor Designee to vote or otherwise exercise his or her fiduciary duties as a director on the Board, and (iii) the prohibitions in this Section 4.01 shall immediately terminate without further force or effect and each Group shall be released from compliance therewith if the Company (A) institutes a voluntary proceeding, or becomes the subject of an involuntary proceeding which involuntary proceeding is not dismissed within 60 days, under any bankruptcy act, insolvency law or any law for the relief of debtors, (B) has a receiver appointed to manage its affairs, which appointment is not dismissed, vacated or stayed within 60 days, (C) executes a general assignment for the benefit of creditors or (D) determines in its discretion to terminate this Section 4.01.
(c) The prohibitions in Section 4.01(a) shall cease to apply to a Group on the date such Group’s aggregate Percentage Interest is less than 5%.
Section 4.02. Voting. The Investor Parties shall be entitled to vote their Company Securities in their sole discretion; provided that, from the date hereof until the date the LGP Investor Parties, in the aggregate, have a Percentage Interest of less than 5%, (a) with respect to any matter relating to the election or removal of directors to or from the Board or the compensation of directors, officers or employees of the Company or any of its Subsidiaries (including in respect of any shareholder nominations for director which are not approved and recommended by the Board, any “say-on-pay” proposal and any proposal by the Company relating to equity compensation that has been approved by the Board), each LGP Investor Party shall cast, or cause to be cast, all votes that such LGP Investor Party is entitled to cast, directly or indirectly, in the same manner as the LGP Investor Designees voted for such matters, and (b) with respect to any other matter submitted to a vote of the Company’s shareholders, each LGP Investor Party shall cast, or cause to be cast, all votes that such LGP Investor Party is entitled to cast, directly or indirectly, in the same manner as the LGP Investor Designees voted for such matters.
Section 4.03. Confidentiality. (a) Each Investor Party, Churchill Party, the Seller and Seller Distributee (each, a “Receiving Party”) agrees that Confidential Information furnished and to be furnished to it has been and may in the future be made available in connection with such Receiving Party’s investment in the Company. Until the date that is two (2) years after a Receiving Party no longer owns any Ordinary Shares, such Receiving Party agrees that it shall keep confidential, and that it shall cause any

Person to whom Confidential Information is disclosed pursuant to clause (i) below to keep confidential, the Confidential Information in accordance with this Section 4.03 and shall only use such Confidential Information in connection with its investment in the Company and not for any other purpose; provided that the Company acknowledges that a Receiving Party or its Representatives may (A) invest in or have general knowledge with respect to the industry in which the Company operates and that additional general industry knowledge (i.e., general public knowledge which is not Confidential Information) may be gained by such Receiving Party or its Representative from reviewing the Confidential Information that cannot be separated from such Receiving Party’s or its Representative’s overall knowledge and (B) retain certain mental impressions of the Confidential Information (it being understood that a mental impression is what a person retains when such person has not intentionally memorized the information or retained notes or other aids to help retain such memory) and, provided that such Receiving Party or its Representative does not otherwise disclose any Confidential Information to a third party in violation of this Section 4.03, such general knowledge and mental impressions shall be permitted to be used in the ordinary course of such Receiving Party’s or its Representative’s business and is not intended to be limited by this Section 4.03. Each Receiving Party further acknowledges and agrees that it shall not disclose any Confidential Information to any Person, except that Confidential Information may be disclosed (i) to such Receiving Party’s Representatives with respect to such Receiving Party’s investment in the Company, including to the extent related to the tax treatment and tax structure of the transactions contemplated by this Agreement or the Purchase Agreement, (ii) in the case of any Churchill Party who is a director, officer or employee of the Company or any of its Subsidiaries, in the performance of their duties for and/or on behalf of the Company and its Subsidiaries, (iii) to the extent required by applicable law, rule or regulation or by a governmental authority (including the rules of any relevant stock exchange and complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which such Receiving Party or any of its Representatives is subject; provided that such Receiving Party agrees to give the Company prompt prior notice of such request(s), to the extent legally permissible, so that the Company may seek an appropriate protective order or similar relief (and such Receiving Party shall cooperate (at the Company’s expense) with such efforts by the Company, and shall in any event make only the minimum disclosure required by such law, rule or regulation or governmental authority)), provided that no such notice or other action shall be required in respect of any disclosure made to any banking, financial, accounting, securities or similar supervisory authority exercising its routine supervisory or audit functions, provided, further, that such disclosure is made in the ordinary course and is not specific to the Company or the Confidential Information, or (iv) in connection with the enforcement of any right or remedy relating to this Agreement or the Registration Rights Agreement or any of the transactions contemplated hereby or thereby. Each Receiving Party agrees to be responsible for any breach by its Representatives of the applicable provisions of this Section 4.03.
(b) Each Receiving Party is aware that United States securities laws prohibit any person who has material non-public information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Each Receiving Party also understands that the Confidential Information may constitute material non-public information about the Company, and each Receiving Party is familiar with the Securities Act, the Exchange Act and the prohibitions and limitations imposed upon a recipient of material non-public information by the Securities Act and the Exchange Act.
(c) Nothing contained herein shall prevent the use (subject, to the extent possible, to a protective order) of Confidential Information in connection with the assertion or defense of any claim hereunder by or against the Company or any of its Subsidiaries.

Section 4.04. Reporting Cooperation. In the event any Investor Party is required to make any report, filing, statement or other disclosure in response to any law or governmental regulation applicable to such Investor Party that is required to provide information about one or more of the other Investor Parties, the Investor Party required to make such disclosure shall provide such other Investor Party or Investor Parties reasonable opportunity to review and comment on such disclosure and the disclosing Investor Party shall consider any comments in good faith. For the avoidance of doubt, this Section 4.04 shall apply to any beneficial ownership disclosure under Regulation 13D-G of the Exchange Act that may be required as a result of the entry into this Agreement.
Section 4.05. Tax Cooperation. Each of the Investors and Sponsors party hereto shall reasonably cooperate with the Company in connection with the preparation and filing of any of the Company’s tax returns, audits, litigation or other proceedings with respect to taxes of the Company, including in the preparation of reasonable documentation to support the Intended Tax Treatment (as defined in the Purchase Agreement); provided that, unless otherwise required by Applicable Law (as defined in the Purchase Agreement), (i) for the avoidance of doubt, no Sponsor or Investor shall be required to share (x) confidential information (including the identity of the indirect owners of such Sponsor, Investor or Seller Holdco) with any Person, or (y) any information the sharing of which would violate applicable law or contract to which such Investor or Sponsor is subject or by which it is bound and (ii) the Company shall reimburse such Investor or Sponsor for all reasonable documented out-of-pocket costs and expenses incurred by such Investor or Sponsor or its Affiliates in the preparation of any such documentation. Each of the Investors and Sponsors party hereto agrees that it will treat and report (to the extent such reporting is required) the transactions contemplated by the Purchase Agreement, for all U.S. federal and applicable state, local and non-U.S. tax purposes (including on all applicable tax returns), in accordance with the Intended Tax Treatment, the Closing Allocation (as defined in the Purchase Agreement) and the Post-Closing Allocation (as defined in the Purchase Agreement), except as otherwise required by a final determination to the contrary or as otherwise required by applicable tax law.
ARTICLE 5
MISCELLANEOUS

Section 5.01. Successors and Assigns. (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns.
(b) Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto; provided that any Investor or any Investor Party may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Permitted Transferees in accordance with Section 3.01.
(c) Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
Section 5.02. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including e-mail transmission) and shall be given, if to the Company, to:
Clarivate Plc
Friars House, 160 Blackfriars Road,
London, SE1 8EZ, United Kingdom

Attention: General Counsel
Email:      stephen.hartman@clarivate.com

with a copy to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Joseph A. Hall
Daniel Brass
Email:      joseph.hall@davispolk.com
daniel.brass@davispolk.com

and if to any other party hereto or bound hereby, at the address or email for such party then maintained by the Company and, in the case of any Investor, at the address or email for such Investor set forth on the signature page hereto for such Investor. Any such communication shall be deemed received on the date of receipt by the recipient thereof if received prior to 6:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, such communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Any person that becomes a party hereto or bound hereby after the date hereof shall promptly provide its address and email to the Company.
Section 5.03. Amendments and Waivers. This Agreement may be amended or waived only by a written instrument duly executed by the Company and the Onex Investor Parties, Baring Investor Parties and Kevlar Investor Parties (but only for so long as such Onex Investor Party, Baring Investor Party or Kevlar Investor Party holds any Ordinary Shares); provided, however, that any amendment hereto or waiver hereof that adversely affects any Churchill Founder, solely in his, her or its capacity as a holder of the shares of the Company, shall require the consent of the Churchill Representative (as defined in the Registration Rights Agreement). No course of dealing between any party hereto or any failure or delay on the part of any party in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any party. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
Section 5.04. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.
Section 5.05. Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any state or federal court in The City of New York, Borough of Manhattan, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.02 shall be deemed effective service of process on such party.
Section 5.06. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 5.07. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.
Section 5.08. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts (including by means of e-mail or other electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
Section 5.09. Entire Agreement. This Agreement, together with the Registration Rights Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter of this Agreement.
Section 5.10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 5.11. Freedom to Pursue Opportunities. The parties expressly acknowledge and agree that: (i) the Investors and each LGP Investor Designee shall have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly, engage in the same or similar business activities or lines of business as the Company or its Subsidiaries, including those deemed to be competing with the Company or its Subsidiaries; and (ii) in the event that any Investor, any such LGP Investor Designee or any of their respective Affiliates acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Company or its Subsidiaries, on the one hand, and such Investor, LGP Investor Designee or Affiliate thereof, as applicable, on the other hand, such Investor, LGP Investor Designee or Affiliate shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company or its Subsidiaries, as the case may be, and, notwithstanding any provision of this Agreement to the contrary, shall not be liable to the Company or its Subsidiaries or their respective Affiliates or equityholders for breach of any duty (contractual or otherwise) by reason of the fact that such Investor, LGP Investor Designee or Affiliate, as applicable, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present such opportunity to the Company or its Subsidiaries, unless, in the case of this clause (ii), such corporate opportunity is expressly offered to a LGP Investor Designee in writing solely to such LGP Investor Designee in his or her capacity as a director on the Board; provided that the foregoing shall not excuse an

LGP Investor Designee from notifying the Board of, and recusing him or herself from, any matter before the Board with respect to which such LGP Investor Designee knows he or she has a material conflict of interest of the type contemplated in clause (i) or (ii).
Section 5.12. Termination. The Company may terminate this Agreement by notifying the Investor Parties of such termination any time after the LGP Investor Parties no longer have the right to designate an LGP Investor Designee. This Agreement shall terminate with respect to any Investor Party or Churchill Party at the time such Investor Party or Churchill Party ceases to own any Company Securities. Any such termination shall not affect (a) the rights perfected or the obligations incurred by a party under this Agreement prior to such termination (including any liability for breach of this Agreement) and (b) the obligations under Section 4.03, Section 4.05 and this Article 5 and any other obligations expressly stated to survive termination hereof.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CLARIVATE PLC
By:	/s/ Jerre L. Stead
Name:	Jerre L. Stead
Title:	Executive Chairman and Chief Executive Officer

CAPRI ACQUISITIONS TOPCO LIMITED
By:	/s/ Simon Webster
Name:	Simon Webster
Title:	Director

REDTOP HOLDINGS LIMITED
By:	/s/ Simon Webster
Name:	Simon Webster
Title:	Director
[Signature page to Investor Rights Agreement]

INVESTORS:

Onex Investors:

NEW PCO II INVESTMENTS LTD
By:	/s/ Christopher A. Govan
Name:	Christopher A. Govan
Title:	Vice President

By:	/s/ Michelle Iskander
Name:	Michelle Iskander
Title:	Secretary

ONEX PARTNERS HOLDINGS LLC
By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

ONEX PARTNERS IV LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX PARTNERS IV PV LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners IV GP LLC, its general partner
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director
[Signature page to Investor Rights Agreement]

ONEX PARTNERS IV SELECT LP
By:	Onex Partners IV GP LLC, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX PARTNERS IV GP LP
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX US PRINCIPALS LP
By:	Onex US Principals GP LLC, its general partner

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

[Signature page to Investor Rights Agreement]

ONEX CAMELOT CO-INVEST LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

Address:	c/o Onex Partners
161 Bay Street, Suite 4900
E-mail:	kgilis@onex.com and adaly@onex.com
Facsimile No.	(416) 362-5705

[Signature page to Investor Rights Agreement]

Baring Investors:

ELGIN INVESTMENT HOLDINGS LIMITED
By:	VSG Corporate Limited

By:	/s/ Siddharth Swarup
Name:	Siddharth Swarup
Title:	Director

Address:	9 Raffles Place, #26-01 Republic Plaza
Singapore 048619
E-mail:	bpea.gs@vistra.com
Facsimile No.	+65 6438 1332
[Signature page to Investor Rights Agreement]

LGP Investors:

GEI VII CAPRI HOLDINGS, LLC
By:	Peridot Coinvest Manager LLC, its manager
/s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

GREEN EQUITY INVESTORS VII, L.P.
By:	GEI Capital VII, LLC, its general partner
/s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

GREEN EQUITY INVESTORS SIDE VII, L.P.
By:	GEI Capital VII, LLC, its general partner
/s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

LGP ASSOCIATES VII-A LLC
By:	Peridot Coinvest Manager LLC, its manager
/s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

LGP ASSOCIATES VII-B LLC
By:	Peridot Coinvest Manager LLC, its manager
/s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

CAPRI COINVEST LP
By:	Peridot Coinvest Manager LLC, its manager
/s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

CAPRI ACQUISITIONS TOPCO LIMITED
By:	/s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

[Signature page to Investor Rights Agreement]

Address:	c/o Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
E-mail:	cortas@leonardgreen.com
Facsimile No.
[Signature page to Investor Rights Agreement]

Castik Investor:

SELIGE CO-INVESTOR POOLING LIMITED
By:	/s/ Michal Pawlica
Name:	Michal Pawlica
Title:	Director

Address:	22 Grenville Street
St Helier
Jersey JE4 8PX
Channel Islands
E-mail:	michal.pawlica@mourant.com
Facsimile No.
[Signature page to Investor Rights Agreement]

Partners Group Investors:

PARTNERS GROUP ACCESS 946 L.P.
By: Partners Management Group (Scots) LLP, as general partner
	By:	/s/ Andrew Bent and /s/ Luke Roussell
	Name:	Andrew Bent and Luke Roussell
	Title:	Authorized Signatories

PARTNERS GROUP SUMMIT VCPV, L.P. INC.
By: Partners Group Cayman Management II Limited, as general partner
	By:	/s/ Andrew Bent and /s/ Luke Roussell
By: Partners Group (Guernsey) Limited, under power of attorney	Name:	Andrew Bent and Luke Roussell
	Title:	Authorized Signatories

PARTNERS GROUP FPP OP. CO., L.P.
By: Partners Group Cayman Management II Limited, as general partner
	By:	/s/ Andrew Bent and /s/ Luke Roussell
By: Partners Group (Guernsey) Limited, under power of attorney	Name:	Andrew Bent and Luke Roussell
	Title:	Authorized Signatories

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
By: Partners Group (USA) Inc., as investment manager
	By:	/s/ Andrew Bent and /s/ Luke Roussell
By: Partners Group (Guernsey) Limited, under power of attorney	Name:	Andrew Bent and Luke Roussell
	Title:	Authorized Signatories

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
Address:	c/o Partners Group, Tudor House
Le Bordage, St. Peter Port
Guernsey, GY1 1DB
E-mail:	pgadmin@partnersgroup.com
Facsimile No.	NIA
[Signature page to Investor Rights Agreement]

NGB Investor:

NGB CORPORATION
By:	/s/ Kiyoshi Miyazaki
Name:	Kiyoshi Miyazaki
Title:	President

Address:	7-13, Nishi-Shimbashi 1-Chome
Minato-ku, Tokyo 105-8408, Japan
E-mail:	kiyoshi.miyazaki@ngb.co.jp
Facsimile No.	+81-3-6203-9488
[Signature page to Investor Rights Agreement]

CHURCHILL FOUNDERS:

CHURCHILL SPONSOR LLC
By:	/s/ Michael S Klein
Name:	Michael S. Klein
Title:

GARDEN STATE CAPITAL PARTNERS LLC
By:	/s/ Michael S Klein
Name:	Michael S. Klein
Title:

M. KLEIN ASSOCIATES, INC.
(including in its capacity of Manager)
By:	/s/ Michael S Klein
Name:	Michael S. Klein
Title:

JMJS GROUP - II, LP
By:	/s/ Jerre L. Stead
Name:	Jerre L. Stead
Title:	Executive Chairman & Chief Executive Officer

By:	/s/ Jerre L. Stead
JERRE L. STEAD

By:	/s/ Michael S. Klein
MICHAEL S. KLEIN

By:	/s/ Sheryl Von Blucher
SHERYL VON BLUCHER
[Signature page to Investor Rights Agreement]

SPONSORS:

LGP Sponsor:

LEONARD GREEN & PARTNERS, L.P.
By:	/s/ Usama Cortas
Name:	Usama Cortas
Title:	Authorized Signatory

Castik Sponsor:

CASTIK CAPITAL S.A.R.L.
By:	/s/ Julia Wallon and /s/ Dan Arendt
Name:	Julia Wallon and Dan Arendt
Title:	Manager and Manager
[Signature page to Investor Rights Agreement]

Exhibit A
JOINDER TO
INVESTOR RIGHTS AGREEMENT

This Agreement is made as of the date set forth below by the undersigned (the “Joiner”) in accordance with the Investor Rights Agreement, dated as of October 1, 2020 (as the same may be amended from time to time, the “Investor Rights Agreement”) by and among CLARIVATE PLC and the other parties thereto. Capitalized terms used but not defined herein have the meanings given in the Investor Rights Agreement.
The Joiner hereby acknowledges, agrees and confirms that, by its execution and delivery of this agreement, the Joiner shall be deemed a party to the Investor Rights Agreement as of the date hereof as a “Permitted Transferee” and/or “Seller Distributee” thereunder, as applicable, in accordance with the terms thereof, as if it had executed and delivered the Investor Rights Agreement. The Joiner hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions of the Investor Rights Agreement that apply to a Permitted Transferee and/or Seller Distributee, as applicable.
IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date set forth below.

Legal name:
By:
(signature)
Name:
Title:
Email:
Telephone:
Address:

Jurisdiction of incorporation or organization:
Date:

Exhibit B
PERMITTED MANAGEMENT TRANSFER AGREEMENT
This Agreement is made as of the date set forth below by the undersigned (“I” or the “Acquiror”) in accordance with the Investor Rights Agreement (as amended, the “Investor Rights Agreement”) dated as of October 1, 2020 by and among CLARIVATE PLC (the “Company”), CAPRI ACQUISITIONS TOPCO LIMITED (“Seller Holdco”) and the other parties thereto. Capitalized terms used but not defined herein have the meanings given in the Investor Rights Agreement.
In consideration of the transfer by Seller Holdco to the undersigned Acquiror of _________ ordinary shares of the Company (the “Company Securities”), I, the Acquiror, hereby certify to the Company that the representations and responses below are true and accurate. I hereby represent and warrant to the Company and agree with the Company as follows:
(a)    I am either or both (i) and (ii) below:
(i)    an “accredited investor” (“Accredited Investor”) within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) because I am:
(please check each category applicable)
□     A natural person whose net worth, either individually or jointly with my spouse exceeds $1,000,000.
NOTE: In calculating your net worth:
•Exclude from your assets the value of your primary residence.
•Exclude from your liabilities debt secured by your primary residence (including first and second mortgages, equity lines, etc.) up to the estimated fair market value of your primary residence.
•Include in your liabilities debt secured by your primary residence in excess of the estimated fair market value of your primary residence.
•Include in your liabilities debt secured by your primary residence to the extent the amount of that debt has increased in the last 90 days (even if total secured debt is less than the estimated fair market value of your primary residence).
□         A natural person who had an individual income in excess of $200,000 in each of the last two years, or joint income with my spouse in excess of $300,000 in each of the last two years, and I reasonably expect to reach the same income level in the current year.
and/or
(ii)    not a “U.S. person” within the meaning of Rule 902(k) under the Securities Act and not acting for the account or benefit of such a “U.S. person.”
(b)    I, either alone or together with my advisers in connection with evaluating the merits and risks of acquiring the Company Securities, have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of acquiring the Company Securities and am able to bear the economic risk of such

Clarivate Plc
Permitted Management Transfer Agreement p. 1 of 4

acquisition, including the risk of a complete loss. I have been furnished with, or given access to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities Exchange Commission (the “SEC”), and all other documents publicly filed by the Company with the SEC since such Annual Report on Form 10-K through the date of this Agreement.
(c)    I understand that the Company Securities have not been registered under the U.S. federal securities laws or the securities or “Blue Sky” laws of any other U.S. or non-U.S. jurisdiction and may not be sold or otherwise transferred absent registration or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. I further understand that no representation is made as to the availability of any such registration or exemption. I understand that, upon issuance and until such time as no longer required under the Securities Act or applicable securities laws, the certificates representing the Company Securities will bear a legend to the foregoing effect.
(d)    Unless I have been advised by the Company that it is not required, if I have indicated above that I qualify as an Accredited Investor, I have attached hereto an Accredited Investor Status Verification Letter in the form attached as Annex I duly completed by my registered broker-dealer or investment adviser, lawyer or certified public accountant.
(e)    I hereby agree that I will not Transfer any Company Securities, directly or indirectly, prior to October 1, 2021, without the prior written consent of the Company in its sole and absolute discretion. I acknowledge that no representation has been made that any such consent will be granted.
(f)    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.
(g)    Each of the Acquiror and the Company hereby agrees that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any state or federal court in The City of New York, Borough of Manhattan, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
(h)    WAIVER OF JURY TRIAL. THE ACQUIROR AND THE COMPANY EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(i)    I have correctly and completely filled out this Permitted Management Transfer Agreement. In addition, if I have indicated above that that I qualify as an Accredited Investor, all information and representations provided by me to the Company for purposes of verifying

Clarivate Plc
Permitted Management Transfer Agreement p. 2 of 4

my Accredited Investor status are correct, complete and up-to-date, and do not omit any facts or other information known to me that would cause any such information to be inaccurate or misleading.
(j)    I will not Transfer, directly or indirectly, on any single trading day, an aggregate number of Company Securities that would exceed 5% of the average daily trading volume of the Ordinary Shares for the preceding three months on the New York Stock Exchange; provided, however, that the foregoing shall not restrict any Transfer (i) pursuant to an Underwritten Offering; or (ii) approved in writing by the Company. I have been advised that the Company will work with me in good faith to ensure that I am able to dispose of my Company Securities as quickly as I intend to do so after October 1, 2021 in a manner that does not create undue volatility in the trading market for the Company Securities.
[signature page follows]

Clarivate Plc
Permitted Management Transfer Agreement p. 3 of 4

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date set forth below.

Date:	, 20
Name:
(print or type your complete name)
Signature:
Email:
Telephone:
Address of residence:

Country of citizenship:

Clarivate Plc
Permitted Management Transfer Agreement p. 4 of 4

Annex I
to Exhibit B
Accredited Investor Status Verification Letter
(to be completed by a registered broker-dealer or investment adviser, lawyer or certified public accountant)

To:    CLARIVATE PLC
Friars House
160 Blackfriars Road
London SE1 8EZ
United Kingdom
Ladies and Gentlemen:

(the “Acquiror”),
(type or print name of Acquiror)
has instructed the undersigned to contact you directly to verify the Acquiror’s status an “accredited investor” (“Accredited Investor”) within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) for purposes of confirming the Acquiror’s eligibility to receive a transfer of the Company’s ordinary shares (the “Company Securities”) from Capri Acquisitions Topco Limited. With respect to the Acquiror, the undersigned hereby confirms to you that the undersigned is familiar with the financial position of the Acquiror and has taken reasonable steps to verify that the Acquiror is an Accredited Investor based on the Acquiror’s status as:
(check as many as apply)
□    (A) An individual whose net worth, either individually or jointly with the individual’s spouse exceeds $1,000,000, calculated in accordance with Rule 501(a)(5) of Regulation D under the Securities Act.
□    (B) An individual whose income was in excess of $200,000 in each of the last two years (or whose joint income with such individual’s spouse was in excess of $300,000 in each of those years) and who has a reasonable expectation of reaching the same income level in the current year.
The undersigned confirms to you that the undersigned is:
(check as many as apply)
□    a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934.
□    an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.
□    a licensed attorney who is in good standing under the laws of the jurisdictions in which he or she is admitted to practice law.
□    a certified public accountant duly registered and in good standing under the laws of his or her place of residence or principal office.

Clarivate Plc
Accredited Investor Status Verification Letter p. 1 of 2

The undersigned acknowledges that you will rely on this letter in determining the Acquiror’s eligibility to receive the Company Securities, and that you may provide this letter or a copy hereof to any relevant regulatory authority in connection therewith, and the undersigned hereby consents thereto.

Sincerely,
(signature)
(type or print the following:)
Name:
Title:
Name of firm:
Email:
Telephone:
Address:

Date:
(provide date as of which determinations set forth above were made)
cc:
(type or print name of Acquiror)

Clarivate Plc
Accredited Investor Status Verification Letter p. 2 of 2

Exhibit C
INSTITUTIONAL PERMITTED MANAGEMENT
TRANSFER AGREEMENT

This Agreement is made as of the date set forth below by the undersigned (“Acquiror”) in accordance with the Investor Rights Agreement (as amended, the “Investor Rights Agreement”) dated as of October 1, 2020 by and among CLARIVATE PLC (the “Company”), CAPRI ACQUISITIONS TOPCO LIMITED (“Seller Holdco”) and the other parties thereto. Capitalized terms used but not defined herein have the meanings given in the Investor Rights Agreement.
In consideration of the transfer by Seller Holdco to the undersigned Acquiror of _________ ordinary shares of the Company (the “Company Securities”), Acquiror hereby certifies to the Company that it is either a Nominee Vehicle or an Employee Benefit Trust and that the representations and responses below are true and accurate. Acquiror hereby represents and warrants to the Company and agrees with the Company as follows:
(a)    Acquiror is either:
(i)    an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and/or
(ii)    not a “U.S. person” within the meaning of Rule 902(k) under the Securities Act and not acting for the account or benefit of such a “U.S. person.”
(b)    Acquiror, either alone or together with its advisers in connection with evaluating the merits and risks of acquiring the Company Securities, has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of acquiring the Company Securities and is able to bear the economic risk of such acquisition, including the risk of a complete loss. Acquiror has been furnished with, or given access to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities Exchange Commission (the “SEC”), and all other documents publicly filed by the Company with the SEC since such Annual Report on Form 10-K through the date of this Agreement.
(c)    Acquiror understands that the Company Securities have not been registered under the U.S. federal securities laws or the securities or “Blue Sky” laws of any other U.S. or non-U.S. jurisdiction and may not be sold or otherwise transferred absent registration or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Acquiror further understand that no representation is made as to the availability of any such registration or exemption. Acquiror understands that, upon issuance and until such time as no longer required under the Securities Act or applicable securities laws, the certificates representing the Company Securities will bear a legend to the foregoing effect.
(d)    Acquiror hereby agrees that Acquiror will not Transfer any Company Securities, directly or indirectly, prior to October 1, 2021, without the prior written consent of the Company in its sole and absolute discretion. Acquiror acknowledges that no representation has been made that any such consent will be granted.
(e)    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

(f)    Each of Acquiror and the Company hereby agrees that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any state or federal court in The City of New York, Borough of Manhattan, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
(g)    WAIVER OF JURY TRIAL. ACQUIROR AND THE COMPANY EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(h)    Acquiror will not Transfer, directly or indirectly, on any single trading day, an aggregate number of Company Securities that would exceed 5% of the average daily trading volume of the Ordinary Shares for the preceding three months on the New York Stock Exchange; provided, however, that the foregoing shall not restrict any Transfer (i) pursuant to an Underwritten Offering; or (ii) approved in writing by the Company. Acquiror has been advised that the Company will work with Acquiror in good faith to ensure that Acquiror is able to dispose of Acquiror’s Company Securities as quickly as Acquiror intends to do so after October 1, 2021 in a manner that does not create undue volatility in the trading market for the Company Securities.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date set forth below.

Legal name:
By:
(signature)
Name:
Title:
Email:
Telephone:
Address:

Jurisdiction of incorporation or organization:
Date: